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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) December 30, 2004

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                0-24501                              35-2016637
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        (Commission File Number)          (IRS Employer Identification No.)


     29 East Washington Street, Shelbyville, Indiana             46176
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     (Address of Principal Executive Offices)                  (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 30, 2004, the Registrant and Union Federal Bank of Indianapolis ("Union Federal") entered into a First Amendment to Credit Agreement (the "First Amendment"). The First Amendment amends the Credit Agreement (the "Credit Agreement"), dated as of November 19, 2003, by and between the Registrant and Union Federal.

The purposes of the First Amendment are, to amend the definition of "Term Debt Service Ratio" in section 1.01(bbb) of the Credit Agreement and to amend the Registrant's affirmative covenants to permit its wholly-owned subsidiary Paramount Bank (f/k/a Unified Banking Company) to maintain a non-performing loan ratio as of each fiscal quarter end of not more than (i) 20% through and including December 31, 2004 and (ii) 10% at March 31, 2005 and thereafter.

Other than the Credit Agreement and First Amendment, the Registrant does not have any material relationship with Union Federal, nor is the Registrant aware of any material relationship existing between any of its affiliates and Union Federal.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.01 Credit Agreement, dated as of November 19, 2003, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis (Incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003).

         10.02 First Amendment to Credit Agreement, dated as of December 30, 2004, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLUE RIVER BANCSHARES, INC.
                                            (Registrant)


Date: January 5, 2005              By:      /s/ Russell Breeden, III
                                        ----------------------------------------
                                            Russell Breeden, III, Chairman
                                            and Chief Executive Officer




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                                INDEX TO EXHIBITS



         Exhibit No.                        Description
         -----------                        -----------

            10.01 Credit Agreement, dated as of November 19, 2003, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis (Incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003).

            10.02 First Amendment to Credit Agreement, dated as of December 30, 2004, by and between Blue River Bancshares, Inc. and Union Federal Bank of Indianapolis.







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